Exhibit 10.46

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE ROIVANT SCIENCES LTD. (THE “COMPANY”) HAS DETERMINED THAT THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

AMENDMENT

TO THE

LICENSE AGREEMENT DATED JULY 27, 2023

THIS AMENDMENT (the “Amendment”), effective as of the date of the last signature (the “Amendment Effective Date”), is entered into by and between Bayer Aktiengesellschaft having a place of business at [***] (“Bayer”) and Pulmovant, Inc., having a place of business at [***] (“Licensee”).  Bayer and Licensee are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

BACKGROUND

WHEREAS:

A.           Bayer owns or Controls from its Affiliate Bayer Pharma AG certain patent rights, know-how and other intellectual property relating to [***] ([***]);

B.           Licensee is a wholly-owned subsidiary of Roivant Sciences Ltd. which is experienced in the discovery, development, and commercialization of pharmaceutical products.

C.            The Parties have entered into a License Agreement dated July 27, 2023 (the “Agreement”) under which Licensee acquired an exclusive license under the Licensed Technology and under which Bayer agreed to provide certain samples and materials to Pulmovant;

D.             [***]

NOW, THEREFORE, the Parties hereto agree, in accordance with Section 14.12 of the Agreement, as follows:

1.	DEFINITIONS; COMING INTO FORCE

1.1          All defined terms used in this Amendment shall have the meaning ascribed to them in the License Agreement, unless expressly stated otherwise herein.

1.2           The provisions of this Amendment shall come into force on the Amendment Effective Date.

2.	[***]

[***]

3.	MISCELLANEOUS

3.1          All provisions of the Agreement not altered by this Amendment shall remain in force unaltered. All provisions of the Agreement altered by this Amendment shall only be altered as far as expressly stated in this Amendment.

3.2           The miscellaneous clauses as set out in Section 14 of the Agreement shall apply mutatis mutandis to this Amendment.

3.3           The Parties shall keep the terms of this Amendment confidential in accordance with Section 6.1.2 of the Agreement.

3.4          This Amendment shall be governed by, and construed and enforced in accordance with, the laws of New York as set out in Section 14.2 of the Agreement and the Parties agree to the dispute resolution process as set forth in Section 12.

3.5           This Amendment may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.  Each Party may execute this Agreement by facsimile transmission or as scanned executed documents sent by electronic mail or by electronic signature, with such facsimile, scanned and electronic signatures having the same legal effect as original signatures.

[signature page to follow]

IN WITNESS WHEREOF, Bayer and Licensee have caused this Agreement to be executed and entered into by their respective duly authorized representatives as of the dates specified below.

Bayer Aktiengesellschaft			Pulmovant, Inc.

Date:			Date:

By:	ppa.	[***]	By:	[***]

Print Name:	[***]	Print Name:	[***]

Title:	[***]	Title:	[***]

Date:

By:	i.V.	[***]

Print Name:	[***]

Title:	[***]